SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 23, 2011
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      333-149857                26-0338889
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
   (Address of principal executive offices)                      (Zip code)

                                 (714) 373-1930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

On February 23, 2011, Global NuTech, Inc. (the "Company") engaged Accounting & Consulting Group, LLP, Certified Public Accountants ("ACG") as the Company's new independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2010 and dismissed Seale & Beers, Certified Public Accountants ("Seale & Beers") as the Company's independent registered public accounting firm. The decision to dismiss Seale & Beers and engage ACG was approved by the Company's Board of Directors.

The report of Seale & Beers on the financial statements of the Company for the year ended December 31, 2009 contained no adverse opinion, disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

During the period from January 1, 2009 through the date of the Seale & Beers dismissal there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Seale & Beers on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Seale & Beers would have caused it to make reference to the subject of such disagreements in their reports on the financial statements of such years. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Neither the Company, nor anyone on its behalf consulted with ACG during the period from January 1, 2009 though the date of Seale & Beers' dismissal regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

 The Company provided Seale & Beers with a copy of this Current Report on Form 8-K and requested that Seale & Beers furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of the letter of Seale & Beers, dated February 28, 2011, stating that it agrees with the statements concerning its firm contained herein is attached here to as
Exhibit 16.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                       Description
-----------                       -----------

16.1 Letter dated February 28, 2011 from Seale & Beers, Certified Public Accountants, to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011                 GLOBAL NUTECH, INC.


                                        By: /s/ E. G. Marchi
                                            ------------------------------------
                                        Name:  E. G. Marchi
                                        Title: President


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